







ThermoGenesis Holdings, Inc. (NASDAQ:THMO)

Strategic Update – Transforming A Leading Medical Device Company to a Cell Therapy CDMO Service Provider

ThermoGenesis Holdings, Inc. | Chris Xu, PhD, MBA, CEO

H. C. Wainwright 23rd Annual Global Investment Conference (2021)

ThermoGenesis

Disclosure and Forward-Looking Statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as “may,” “could,” “potential,” “continue,” and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

About ThermoGenesis Holdings, Inc. (Nasdaq:THMO)

Headquarters


ThermoGenesis

2711 Citrus Road
Rancho Cordova, CA 95742


Point-of-Care/Lab-based
cGMP
Closed Systems
Scalable

*Leading tool provider for cord blood (CB) industry, over **1,200,000+** automated CB processing performed worldwide, warehoused **90%+** of FDA's BLA-approved CB units in US.*

Company Highlights

- **History:** *Founded in 1986, headquartered in Rancho Cordova, CA.*
  THMO is a leading medical device company to provide automated cellular processing devices for the cell banking and cell therapy industry.
- **Medical Device Products:**
  - *AXP®/BioArchive®:* *#1 ranked automated devices for cord blood banking*
  - *X-Series®:* *automated derives for cell processing, general laboratory use*
  - *PXP®-Series:* *FDA 510(k) approved devices for cell processing, clinical use*
- **Proprietary Manufacturing Platform:**
  - *CAR-TXpress™:* *high-efficiency manufacturing platform for cell therapies, increases cell processing efficiency by 4x-5x folds and reduces the cost of goods by 60-70%.*

Leading Provider of Automated Cell Processing Technologies


AXP® MXP®
BioArchive®
Point-of-Care/Lab-based
cGMP
Closed Systems
Scalable
bioarchive

Global Clients (Partial List)

New York Blood Center
cordlife
TEXAS
CRYOLIFE
BANGKOK STEM CELL
Cbr
crioestaminal
Duke
HealthBaby
China Cord Blood Corporation
BebeVida
Carolinas Cord Blood Bank
Cleveland Cord Blood Center

*Leading tool provider for cord blood (CB) banking industry, over **1,200,000+** automated CB processing performed worldwide, warehoused **90%** of FDA's BLA-approved CB units in US.*

AstraZeneca
Johnson & Johnson
Kite Pharma
Pfizer
Lonza
Immunovative Therapies Ltd.
Gilead
AllCells
Lilly
Achilles Therapeutics
charles river
sorrento
PTC Therapeutics
LIVEYON
LIVZON
MG Medigroup Vietnam
New York Blood Center
City of Hope
cordlife one chance, one choice.
Penn University of Pennsylvania
UPMC University of Pittsburgh Medical Center
The University of Chicago Medicine
The University of Texas MD Anderson Cancer Center
UC Davis School of Medicine
The University of North Carolina at Chapel Hill
St. Jude Children's Research Hospital
UCSF University of California San Francisco
Duke University School of Medicine
Fred Hutchinson Cancer Research Center

ThermoGenesis

THMO Financial Review – Improved Balance Sheet


Cash
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.4M
$7.0M
$8.7M
6/30/19
6/30/20
6/30/21


Working Capital
(excluding convertible debt)
$15.0
$10.0
$5.0
$0.0
$3.4M
$8.1M
$11.8
6/30/19
6/30/20
6/30/21

- Cash up by ***<u>263%</u>***
- Working Capital up by ***<u>247%</u>***

Cell Isolation Technologies – FACS, MACS and ***BACS***™

New Technology

Low Capacity



Laser
Nozzle tip
Point of analysis
Break off point
Deflection plate

Fluorescence Activated Cell Sorting (FACS)
since 1960s

Medium Capacity



Plasma layer
Peripheral blood PBMC and basophils
Ficoll-Paque layer
Erythrocytes/granulocytes



Magnetic Activated Cell Sorting (MACS)
since 1990s

High Capacity







cell mixture
add microbubbles
mix
centrifuge
1
2
3
4
Target cells w/ bubble
Microbubble
Non-target Cell
Target Cell
Non-Target cells w/o bubble

Buoyancy Activated Cell Sorting (BACS™)
since 2017
by ThermoGenesis

BACS™ Based $CD3^+$ Selection from Whole Blood


Pre-Sample
Positive Fraction
CD14+
Comp-FL2 :: FL2 Log
Comp-FL1 :: FL1 Log
Q1
15.2
Q2
3.96
Q4
61.6
Q3
19.3
Q1
0.041
Q2
0.18
Q4
0.42
Q3
99.4

	Pre-Sample	Neg. Fraction	Pos. Fraction	Recovery	Purity
CD3+	7.53×10^6	0.20×10^6	7.10×10^6	94.3%	99.4%
CD14+	5.92×10^6	5.81×10^6	0.0029×10^6	99.96% depletion	-

Our Future: Enable High Efficiency Manufacturing for Cell Therapies

– Cell & gene therapies are advancing rapidly around the world, especially in CAR-T cell therapy field

Worldwide Trials

- ***1,200+*** *Clinical Trials*
- ***900+*** *Companies*

Global Market

- *Global regenerative medicine and cell therapy market to grow to US$* ***67.6*** *Billion by 2020*

Number of Initiated FDA Clinical Trials per Year


125
100
75
50
25
CAR-T trials
TCR trials
Total CAR-T/TCR
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018


66
470
7
11
19
165
7
495
13
17
10
22
25
24

CAR-T Cell & Gene Therapy Trials Globally

Source: [1] Clinicaltrial.gov database (as of 8.31.2021)
[2] Alliance for Regenerative Medicine Quarterly Data Report (2020)

ThermoGenesis

Manufacturing Cost & Capacity are Two Critical Unmet Needs


Breakdown of cost of goods by component.
Materials
18%
Facilities
8%
Equipment
4%
71%
Labor
Other
9%
SCM
11%
QA
16%
QC
16%
Manufacturing
48%

*Currently, the drug costs for the two approved CAR-T cell therapies in the U.S. are $475,000 and $373,000 per dose, making them among the most expensive drugs in the market; manufacturing cost for each dose of some CAR-T therapeutics exceeds **$100,000**, and **79%** of which were attributed to Labor and GMP facility cost.*

Source: Cell & Gene Therapy Insights, Dark Horse Consulting

CAR-TXpress™ Platform – Improved Efficiency and Reduced Cost

ThermoGenesis' CAR-TXpress™ platform is a semi-automated, closed system for large-scale, high-efficiency cell manufacturing

- Significantly reduces processing time while improving cell recovery
- Potentially reduces 60-70% of the manufacturing cost for CAR-T and other cell therapies
- Creates significant pricing advantage and CDMO opportunity


Release of Final Product
Sample Collection
PXP®-1000
PBMC Isolation
PXP®-BACS
Cell Purification & Activation
Viral Transduction
PXP®-Lavare
Cell Washing
Cell Culture Expansion
PXP®-Lavare
Reformulation
BioArchive®
Smart Cryostorage
the Vein-To-Vein approach
ThermoGenesis

CAR-TXpress™ reduces cell selection time from eight hours to two hours


Saves on cGMP
Saves on staff time
Increases throughput per clean room
Hours
8
7
6
5
4
3
2
1
0
Existing Process
75% Reduction
CAR-TXpress™

Improves cell recovery after isolation and selection by 45% and 50%, respectively


100
90
80
70
60
50
40
30
20
10
% Recovery
Manual Process
65.0%
60.5%
CAR-TXpress
94.5%
(45% improvement)
90.8%
(50% improvement)
Ficoll** & Magnetic Beads***
X-LAB* & X-BACS

*** Unpublished data from third party*

Rationale to Transform into a Cell Therapy CDMO: Market Outlook

To date, 5 CAR-T therapies have been approved. By 2025, US FDA expects **10-20 approvals**/year for cell and gene therapy product.

Over 65%+ of cell and gene therapies outsourced their manufacturing, however, only **5%-10%** of required capacity exists for next 10 year.

Current waiting period for commercial manufacturing capacity slot could be **12-18** months.

Currently, **1,200+** CAR-T cell therapies are in active clinical trials, another **1,250+** active clinical studies in mesenchymal stem cell therapies.

Demand for additional manufacturing capacity will be **exacerbated** by accelerated FDA regulatory approvals.

Current manufacturing cost remains high, **$100K-120K** per dose of CAR-T, and **$40-60K** per dose of MSC cells. Huge needs for cost-reduction.

References:
[1] *Cell Therapy Manufacturing Market (3rd Edition), 2020 - 2030*
[2] *Visualizing the Future of Contract Development and Manufacturing for Cell and Gene Therapies (2020)*

Typical Cell Therapy CDMO Customer Profile

Based on company size

For Larger-Size Pharma

Novartis, Gilead/Kite, Celgene/ Juno – all need to identify or seek manufacturing partners via CDMO or JV in overseas territories.

For Medium & Small Size Co.

Small and medium size companies do not have the resource or capital to build in-house mfg. facility. CDMO enables them to hit key inflection points w/o huge capital investment.

For Academic Investigator

Currently, academic GMP facilities only produces small number of doses for academic sponsored trials, cannot produce commercial scale products.

Based on demographics distribution

For US Companies to Go Abroad

Most US cell therapy companies do not have global infrastructure to manufacture and register product in different countries. CDMO with a global presence is in high demand.

For Overseas Companies to File US IND

Many foreign CAR-T developers are not compliant with FDA requirement for IND filing. There are high demands to identify CDMO providers in the U.S. for process development and manufacturing needs for U.S. IND filings.

Our Competitive Advantages with the Potential CDMO Service

Global Infrastructure	*THMO targets to build a global infrastructure in U.S., China, and India. Very few companies have such market presence.*
Manufacturing Cost Efficiency	*Manufacture cost is a key bottleneck. THMO's proprietary tools would increase process efficiency and potentially reduce mfg. cost by 60-70%.*
Proprietary Technologies	*Compared to other players in the CDMO field, THMO is one of the very few that have their own proprietary manufacturing technologies.*
Public Company Status	*THMO's status being as a public traded company gives more reliability and stability compared to smaller sized players.*

Competitive Landscape

1. *Highly segmented market.*
2. *Very few large players (unlike small molecule and proteins).*
3. *Very few have global presence.*
4. *A significant shortage of high-quality players in emerging market.*

Peer Company Comparison

From Scientific Tool Companies to Service & Solution Providers

in Cell & Gene Therapy Field

Company Ticker	**Cryoport** (NASDAQ:CYRX)	**BioLife** (NASDAQ:BLFS)	**MaxCyte** (NASDAQ:MXCT)	**ThermoGenesis** (NASDAQ:THMO)
Business (Pre)	Liquid Nitrogen Tank	Freezing Media & Buffer	Electroporation Device	Cell Processing Device
Business (Post)	Cryo-shipping Services	Bio-preservation Solutions	CDMO Service	-
Revenue (2020)	$78M	$48M	$22M	$10M
Cash on Hand[1]	$60M	$76M	$15M	$9M
Stock Price[2]	$66.54	$55.86	$16.89	$2.44
Market Cap[2]	$3.1B	$2.3B	$1.7B	$29M
Share Price Increase	> 20x	> 20x	> 10x	
Current P/S Ratio	40x	40x	70x	3x

[1] Revenue and Cash on Hand as of 6/30/2021

[2] Stock Price and Market Cap data as of 9/2/2021

Supplements

MaxCyte (LON:MXCT) – Share price up >1,000%



Electro-Transfection Device

↓

CDMO Services


MaxCyte, Inc. (MXCT.L)
LSE - LSE Delayed Price. Currency in GBp
870.00 -10.00 (-1.14%)
At close: 4:41PM BST
Technical Events
All 0 Events
Short Term
Mid Term
Long Term
Indicators
Comparison
Events
Max
1W
MXCT.L 117.50
yahoo!finance
1,000.00
900.00
865.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
232.10k
018
Apr
Jul
2019
Apr
Jul
2020
Apr
Jul
2021

Revenue (2020) = $22M
Current Market Cap $1.7B

Cryoport (NASDAQ:CYRX) – Share price up 2500%


cryoport

Manufacturer of
Liquid Nitrogen Tanks

Transporting Life

Shipping Logistic Solution Provider
for Cell and Gene Therapy


Revenue (2020) = $78M
Current Market Cap $3.1 billion

Supplements

BioLife (NASDAQ:BLFS) – Share price up 2200%



Manufacturer of
Culture & Freezing Media

BIOLIFE SOLUTIONS
cell and gene therapy tools


BioLife Solutions, Inc. (BLFS)
36.69
Revenue (2020) = $48M
Current Market Cap $2.3 billion
yahoo!finance
BioLife Solutions Inc
$36.69
2017
2018
2019
2020
2021

THMO Update – Summary

- *A significant shortage of manufacturing capacity exist for cell & gene therapies. The high manufacturing cost and low manufacturing capability are key bottlenecks.*
- *Current CDMO market is highly segmented, very few players having global access.*
- *THMO targets to establish a global presence in U.S., China, and India, along with THMO's unique high-capacity, high-efficiency cell processing platform* ***CAR-TXpress™****, give the company a significant competitive advantage.*
- *Similar peer companies transitioned from medical device companies to cell therapy service providers are valued between $1.7 to 3.1 billion, P/S ratio between 40x~70x. Given the current THMO P/S ratio is only 3x, the change in our business model would potentially give THMO a significant growth in shareholder value.*